Loss per share	12 Months Ended
Mar. 31, 2019
Loss per share
Loss per share

18.  Loss per share

Basic loss per share amounts are calculated by dividing net loss for the year attributable to ordinary equity holders by the weighted average number of ordinary shares outstanding during the year.

Diluted loss per share amounts are calculated by dividing the net loss attributable to ordinary equity holders by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares. The impact of the dilutive potential ordinary shares is anti-dilutive for the year presented.

The following reflects the income and share data used in the basic loss per share computations:

	March 31,
	2017	2018	2019
Loss attributable to ordinary shareholders – Basic	(5,901,483)	(3,993,140)	(1,148,203)
Weighted average number of ordinary shares outstanding used in computing basic loss per share	24,807,122	34,301,152	43,543,991
Basic loss per share	(237.89)	(116.41)	(26.37)

The following reflects the income and share data used in the diluted loss per share computations:

	March 31,
	2017	2018	2019
Loss attributable to ordinary shareholders - Basic	(5,901,483)	(3,993,140)	(1,148,203)
Add: Loss attributable to non-controlling interest	—	—	(45,392)
Loss attributable to ordinary shareholders - Dilutive	(5,901,483)	(3,993,140)	(1,193,595)

Weighted average number of ordinary shares outstanding used in computing diluted loss per share	24,807,122	34,301,152	44,286,393
Diluted loss per share	(237.89)	(116.41)	(26.95)

Refer to Note 29 for the detail movement in share capital during the financial year.

On December 16, 2016, the Parent Company converted its preference shares into ordinary shares and effectuated a reverse 5.4242194‑for-one share split of its ordinary shares as well as a reverse 5.4242194‑for-one adjustment with respect to the number of ordinary shares underlying its share options and a corresponding adjustment to the exercise prices of such options. Consequently, the basic and diluted earnings per share for all periods presented are adjusted retrospectively.

Loss attributable to shareholders is allocated equally for each class of share.

At March 31, 2019, 137,785 ordinary shares (March 31, 2018: 993,737 and March 31, 2017: 555,941), issuable against employee share options and restricted share, Nil ordinary shares (March 31, 2018: 742,402 and March 31, 2017: 742,402) issuable against conversion right with subsidiary’s equity shares and 34 ordinary shares (March 31, 2018: 746 and March 31, 2017: 791), issuable against equity instruments, were excluded from the diluted weighted average number of ordinary shares calculation as their effect would have been anti-dilutive. The Company also excludes options with exercise prices that are greater than the average market price from the calculation of diluted EPS because their effect would be anti-dilutive.

For calculation of diluted EPS, since the exercise price of share warrants is greater than fair market value, these are assumed  to be out of money and considered not to be exercisable as on balance sheet date. These potential ordinary shares are not considered for calculation of dilutive impact of earning per share.

There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of completion of these financial statements.